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                      BRIGHTHOUSE LIFE INSURANCE COMPANY
                        BRIGHTHOUSE SEPARATE ACCOUNT A

                 Series VA (offered on and after May 2, 2016)

                  Series S (offered on and after May 2, 2016)
         Series S - L Share Option (offered on and after May 2, 2016)

                       Supplement dated January 29, 2018
                                      to
          Prospectuses dated May 1, 2017 (as previously supplemented)

Effective February 12, 2018, this supplement revises information in the prospectus dated May 1, 2017 for the variable annuity contracts listed above, issued by Brighthouse Life Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC 28277 or call us at (800) 343-8496 to request a free copy.

       1. FOR CONTRACTS ISSUED ON AND AFTER FEBRUARY 12, 2018, THERE IS A NEW
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          VERSION OF GLWB: FLEXCHOICE ACCESS.

Effective after the close of the New York Stock Exchange on February 9, 2018, FlexChoice, the version of the Guaranteed Lifetime Withdrawal Benefit (GLWB) described in the May 1, 2017 prospectuses, will no longer be available. Instead, a new version of GLWB, FlexChoice Access, will be available. FlexChoice Access is identical to FlexChoice, with the following exceptions:

       a. The current charge at contract issue for FlexChoice Access is 1.35% of the Benefit Base instead of 1.20% for FlexChoice (both versions have a maximum charge of 2.00%).

       b. The investment allocation restrictions for FlexChoice Access permit a wider selection of Investment Options (including new Investment Options for Series and Class S and S--L Share Option, as described below). For example, with FlexChoice, you must allocate at least 80% of Purchase Payments or Account Value among 13 specified Investment Options and up to 20% among 6 specified Investment Options that are funds-of-funds. With FlexChoice Access, you must allocate either 1) 100% of Purchase Payments or Account Value among 18 specified Investment Options, or 2) up to 70% among 48 specified Investment Options and at least 30% among 11 specified Investment Options. This means, under the new FlexChoice Access, all Investment Options are available for investment, subject to the percentage limits.

       c. FlexChoice Access does not offer the option of a lump sum in lieu
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          of lifetime payments when the Account Value is reduced to zero.

       d. For Washington State only, the GLWB Death Benefit is available
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          on and after February 12, 2017 with FlexChoice Access.

                                                                   SUPP-VA-0118

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       2. FOR SERIES S AND S--L SHARE OPTION ONLY, EFFECTIVE FEBRUARY 12, 2018
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          THERE ARE 35 ADDITIONAL INVESTMENT OPTIONS.

Effective February 12, 2018, Series S, Series and S--L Share Option will add 35 additional Investment Options. These Investment Options will be available for allocation of Purchase Payments or Account Value if you elect FlexChoice Access (subject to FlexChoice Access investment allocation restrictions) or if you do not elect an optional living benefit rider.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE